SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ___)

 Filed by the Registrant [X]
 Filed by a Party other than the Registrant [ ]

 Check the appropriate box:
 [ ]  Preliminary Proxy Statement            [ ]  Confidential, for Use of the
 [ ]  Definitive Proxy Statement                  Commission Only (as permitted
 [X]  Definitive Additional Materials             by Rule 14a-6(e)(2))
 [ ]  Soliciting Material Pursuant to Section
      240.14a-11(c) or Section 240.14a-12


                         250 WEST 57TH ST. ASSOCIATES
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):
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     (2)  Aggregate number of securities to which transaction applies:
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     (3)  Per unit price or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and determined):
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     (5)  Total fee paid:
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[ ]  Fee paid previously with preliminary materials.
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[ ]  Check box if any part of the fee is offset as provided  by  Exchange  Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:
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     (2)  Form, Schedule or Registration Statement No.:
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     (3)  Filing Party:
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     (4)  Date Filed:
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

                         250 WEST 57TH ST. ASSOCIATES
                             C/O WIEN & MALKIN LLP
                               LINCOLN BUILDING
                              60 EAST 42ND STREET
                         NEW YORK, NEW YORK 10165-0015


                               September 9, 1997


TO:  NON-RESPONDING PARTICIPANTS IN 250 WEST 57TH ST. ASSOCIATES


     We have received consents from a majority of the Participants to the Agents' letter of August 6, 1997 seeking approval of the designation of successor Agents to provide for the long-term future of this investment. Because we have not received your response, I am enclosing a duplicate Consent Form.

     The Agents strongly recommend that you consent by promptly signing and returning the enclosed Consent Form in the self-addressed envelope. If you have any question, please communicate with Stanley Katzman, Richard Shapiro or Alvin Silverman, partners in Wien & Malkin LLP, by mail at 60 East 42nd Street, New York, New York 10165, by telephone at 212-687-8700, or by fax at 212-986-7679.

                                                   Sincerely,

                                                   /s/PETER L. MALKIN

                                                                      APPENDIX

                                    CONSENT

               (SOLICITED BY PETER L. MALKIN AND STANLEY KATZMAN
      AS AGENTS (THE "AGENTS") ON BEHALF OF 250 WEST 57TH ST. ASSOCIATES)

     As a Participant in 250 West 57th St. Associates, the owner of The Fisk Building at 250-264 West 57th Street, New York, New York, I hereby take the following action in response to the Agents' proposal for the designation of successor Agents as outlined in the Statement issued by the Agents in connection with the Solicitation of Consents of the Participants, dated August 6, 1997 (the "Statement"):

         CONSENT                                  WITHHOLD CONSENT
         -------                                  ----------------

         [ ]  Consent to                           [ ]  Disapprove of
              and Approve of

                                                   [ ]  Abstain From
                                                        Consenting To

the designation of the successor Agents, as described in Section II. of the Statement.

     The Agents recommend that Participants consent to the designation of successor Agents as proposed. Please note that a vote to abstain is treated the same as a vote to disapprove.

     The solicitation of Consents will terminate on October 17, 1997, but may be extended until December 31, 1997.

     The matter for which a Consent is being solicited is more fully described in the Statement, receipt of which is hereby acknowledged and which is incorporated herein by reference.

IF THIS FORM IS SIGNED AND RETURNED WITHOUT A CHOICE INDICATED, CONSENT WILL BE DEEMED TO HAVE BEEN GIVEN AS IF SUCH CONSENT WAS ACTUALLY INDICATED ON THE FORM. IF THE CONSENT IS RETURNED UNDATED, IT WILL BE DEEMED DATED AS OF THE DATE RECEIVED BY THE AGENTS. ONCE GIVEN, THE CONSENT (OR DEEMED CONSENT) MAY NOT BE REVOKED.

                                                 [PARTICIPANT'S NAME]
                                                 ID#

Date:  ____________, 1997                        ____________________
                                                 Signature

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